UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

EURASIA DESIGN, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-54499	01-0961505
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

López Cotilla No. 829
Int. 1 Col. Americana C.P. 44160
Guadalajara, JAL, Mexico
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (+52) (33) 3827-0727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 3, 2012, the Board of Directors of the Registrant approved the dismissal of GBH CPAs, PC, as its certifying independent registered public accountants.  On such same date, the Registrant dismissed GBH CPAs, PC, as its independent registered public accountants.  None of the reports of GBH CPAs, PC on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in GBH CPAs, PC's report on our financial statements as of May 31, 2011 and 2010 and for the year ended May 31, 2011, the period from May 6, 2010 (inception) to May 31, 2010, and the period from May 6, 2010 (inception) to May 31, 2011.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to GBH CPAs, PC's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On July 3, 2012, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, Salles, Sainz – Grant Thornton, S.C., Av. Niños Héroes 2971, Col. Jardines del Bosque, 44520, Guadalajara, Jalisco, Mexico, as its independent registered public accounting firm commencing July 3, 2012, for the fiscal year ended December 31, 2012.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Salles, Sainz – Grant Thornton, S.C. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished GBH CPAs, PC with a copy of the disclosures under this Item 4.01 and has requested that GBH CPAs, PC provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from GBH CPAs, PC is filed herewith.

ITEM 9.01  EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter from GBH CPAs, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURASIA DESIGN, INC.
(Registrant)

Signature	Title	Date

/s/ Duncan A. Forbes Mol. III	Chief Executive Officer	July 6, 2012
Duncan A. Forbes Mol. III

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